UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2012

CATALYST HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31014	52-2181356
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 King Farm Boulevard

Rockville, Maryland

20850

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (301) 548-2900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 17, 2012, Catalyst Health Solutions, Inc., a Delaware corporation (“Catalyst”), and SXC Health Solutions Corp., a corporation organized under the laws of the Yukon Territory, Canada (“SXC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among, SXC, SXC Health Solutions, Inc., a Texas corporation and a direct wholly-owned subsidiary of SXC (“US Corp.”), Catamaran I Corp., a Delaware corporation and a direct wholly-owned subsidiary of US Corp. (“Merger Sub”), Catamaran II LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of US Corp. (“Merger LLC”), and Catalyst.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Catalyst (the “Merger”), with Catalyst being the surviving corporation in the Merger, and immediately thereafter, the Merger’s surviving corporation will merge with and into Merger LLC (the “Subsequent Merger”), with Merger LLC being the surviving company in the Subsequent Merger. Catalyst and SXC intend for the Merger and the Subsequent Merger, taken together, to be treated as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986.

At the transaction’s effective time, each issued and outstanding share of Catalyst common stock will be converted into the right to receive (i) $28.00 in cash and (ii) 0.6606 shares of SXC common stock.

Pursuant to the Merger Agreement, following the transaction’s effective time, two members of Catalyst’s Board of Directors will become members of SXC’s Board of Directors.

Catalyst and SXC have each agreed to convene meetings of their respective stockholders to consider and vote upon, in Catalyst’s case, the Merger Agreement and the Merger, and in SXC’s case, the issuance of shares of SXC common stock to Catalyst stockholders as a component of the Merger consideration. Catalyst’s Board of Directors recommends that its stockholders approve the Merger Agreement and the Merger.

Consummation of the Merger and the other transactions contemplated by the Merger Agreement are subject to customary conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Merger Agreement contemplates that the parties will take certain specified actions which may be necessary to obtain regulatory clearance.

Consummation of the Merger and the other transactions contemplated by the Merger Agreement are also subject to other customary conditions, including (i) approval of the Merger Agreement and Merger by Catalyst’s stockholders and approval of the share issuance by SXC’s stockholders, (ii) the approval for listing of the shares SXC’s common stock to be issued in the Merger on the Nasdaq Stock Market and the Toronto Stock Exchange, (iii) the absence of any order prohibiting or restraining the transactions contemplated by the Merger Agreement, (iv) the effectiveness under the Securities Act of 1933 of a registration statement covering the shares of SXC common stock to be issued in the Merger, (v) the receipt of certain regulatory consents, (vi) subject to certain exceptions, the accuracy of Catalyst’s and SXC’s representations and warranties in the Merger Agreement and (vii) performance by Catalyst and SXC of their respective obligations in the Merger Agreement.

SXC has obtained a debt financing commitment for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which will be used by SXC to (i) pay the aggregate Per Share Merger Consideration (as defined in the Merger Agreement), (ii) pay related fees and expenses required to be paid by SXC, Merger Sub and the surviving corporation in connection with the Merger, and (iii) refinance certain outstanding debt of Catalyst and SXC. Pursuant to the debt commitment, JP Morgan Chase Bank N.A. has committed to provide credit facilities to SXC in the aggregate amount of $1,800,000,000, on the terms and subject to the conditions set forth in the debt commitment letter, dated April 17, 2012.

The Merger Agreement contains customary restrictions on the ability of both Catalyst and SXC to solicit acquisition proposals from third parties and to provide information to and engage in discussions with third parties regarding acquisition proposals.

The Merger Agreement contains certain termination rights for Catalyst and SXC. Upon termination of the Merger Agreement under specified circumstances, Catalyst or SXC, as the case may be, will be required to pay the other party a termination fee of $134,500,000. The Merger Agreement also provides that SXC will be required to pay Catalyst a reverse termination fee of $281,500,000 if SXC fails to consummate the transactions contemplated by the Merger Agreement on or prior to the date that is 10 business days after notice from Catalyst of the satisfaction or waiver of all the conditions to the Closing specified in the Merger Agreement as a result of a Financing Failure (as defined in the Merger Agreement).

The representations, warranties and covenants of Catalyst contained in the Merger Agreement have been made solely for the benefit of SXC and Merger Sub and the additional persons specifically described therein. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by matters specifically disclosed in any reports filed by Catalyst with the Securities and Exchange Commission (the “SEC”) prior to the date of the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement, which might differ from what is viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. The representations in the Merger Agreement reflect negotiations between the parties and may be limited or modified by a variety of factors, including correspondence between the parties and the disclosure schedules delivered in connection with the execution of the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Catalyst or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof in the Merger Agreement as characterizations of the actual state of facts or condition of Catalyst or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Catalyst’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Catalyst that is or will be contained in, or incorporated by reference into, Catalyst’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other documents that Catalyst files or has filed with the SEC.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Catalyst Forward Looking Statements

Certain statements included herein may contain certain forward-looking statements including, without limitation, statements concerning Catalyst’s operations, economic performance and financial condition. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. In addition to Catalyst’s expectations or estimates of a combined company’s future performance or matters relating to the proposed transaction, these forward-looking statements may include statements addressing Catalyst’s operations and Catalyst’s financial performance. Readers are cautioned not to place undue reliance on these forward-looking statements, which, among other things, speak only as of their dates. These forward-looking statements are based largely on Catalyst’s current expectations and are based on a number of risks and uncertainties, including, without limitation, (i) general adverse economic conditions, (ii) changes in governmental laws and regulations, (iii) Catalyst’s ability to compete effectively in the pharmacy benefit management industry, (iv) Catalyst’s relationships with key clients, pharmacy network affiliations and various pharmaceutical manufacturers and rebate intermediaries, (v) changes in industry pricing benchmarks, (vi) uncertainties relating to the transition and integration of completed and future acquisitions and/or expansion opportunities, (vii) Catalyst’s current level of indebtedness and any future indebtedness Catalyst may incur; (viii) disruption in Catalyst’s operations, (ix) unanticipated changes in Catalyst’s ability to execute its growth strategy, (x) generic utilization levels, (xi) insufficient insurance coverage to cover costs associated with litigation, (xii) Catalyst’s ability to accurately estimate how much future revenue Catalyst will generate, as well as the level of implementation and transaction costs that Catalyst will incur, under newly commenced PBM agreements and other risks and uncertainties discussed in Catalyst’s filings with the SEC, including Catalyst’s Annual Report on Form 10-K and quarterly reports on Form 10-Q. Actual results could differ materially from results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will, in fact, occur. Catalyst undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may arise after the date hereof. Readers are urged to carefully review and consider the various disclosures made in Catalyst’s other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect Catalyst’s business.

Transaction Forward-Looking Statements

In addition, numerous factors could cause actual results with respect to the proposed transaction to differ materially from those in the forward-looking statements, including without limitation, the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that the SXC and Catalyst businesses will not be integrated successfully; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule contemplated by the parties; the failure of shareholders of SXC or Catalyst to approve the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the risk of customer attrition; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; and the ability to obtain the financing contemplated to fund a portion of the consideration to be paid in the proposed transaction and the terms of such financing.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving Catalyst and SXC. The proposed transaction will be submitted to the shareholders of Catalyst and the shareholders of SXC for their consideration. In connection therewith, the parties intend to file relevant materials with the SEC, including a joint proxy statement/prospectus that will be mailed to shareholders. Such documents, however, are not currently available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF CATALYST AND/OR SXC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED

TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about Catalyst and SXC, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by SXC will be available free of charge on SXC’s website at www.sxc.com under the heading “Investor Information” or by contacting SXC’s Investor Relations Department at 630-577-3100. Copies of the documents filed with the SEC by Catalyst will be available free of charge on Catalyst’s website at www.catalysthealthsolutions.com under the heading “Investor Information” or by contacting Catalyst’s Investor Relations Department at 301-548-2900.

SXC, Catalyst and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SXC is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 2, 2012. Information about the directors and executive officers of Catalyst is set forth in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on April 28, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated April 17, 2012, by and among Catalyst Health Solutions, Inc., SXC Health Solutions Corp., SXC Health Solutions, Inc., Catamaran I Corp. and Catamaran II LLC.

99.1	Form of Client Letter, dated April 18, 2012

99.2	Client FAQ, dated April 18, 2012

99.3	Member FAQ, dated April 18, 2012

99.4	Form of Partner letter, dated April 18, 2012

99.5	Conference Call Transcript, dated April 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST HEALTH SOLUTIONS, INC.

By:	/s/ Benjamin R. Preston
Name:	Benjamin R. Preston
Title:	General Counsel

Date: April 19, 2012

Exhibit Index

2.1	Agreement and Plan of Merger, dated April 17, 2012, by and among Catalyst Health Solutions, Inc., SXC Health Solutions Corp., SXC Health Solutions, Inc., Catamaran I Corp. and Catamaran II LLC.

99.1	Form of Client Letter, dated April 18, 2012

99.2	Client FAQ, dated April 18, 2012

99.3	Member FAQ, dated April 18, 2012

99.4	Form of Partner letter, dated April 18, 2012

99.5	Conference Call Transcript, dated April 18, 2012

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